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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       November 6, 2000
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                             Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


               1-1175                                     31-4156620
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      (Commission File Number)               (IRS Employer Identification No.)


 600 Travis, Suite 5800, Houston, Texas                      77002
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(Address of Principal Executive Offices)                   (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.     Financial Statements and Exhibits.

            Exhibits

              99.1 Cooper Industries, Inc. (the "Company") press release dated November 6, 2000 titled "Cooper Industries Acquires UK Manufacturer Willsher & Quick"

Item 9.           Regulation FD Disclosure.

Acquisition of Willsher & Quick

On November 6, 2000, the Company issued the press release attached hereto as
Exhibit 99.1 announcing that it has acquired Willsher & Quick, a privately held manufacturer of standard and custom enclosures for electronic system components such as computers, servers and data networks. The following is financial information regarding Willsher & Quick and the acquisition transaction:


                                WILLSHER & QUICK

                                                           Actual Results
                                                            for 12 Months
                                                            Ended 4/30/00
                                                             (millions)

Revenues                                                        $ 19

Earnings before Interest, Taxes,
  Depreciation & Amortization                                   $  2
- Return on Revenues                                              11%

Earnings before Interest & Taxes                                $1.3
- Return on Revenues                                               7%


                                                            Transaction
                                                            Information
                                                             (millions)

Purchase Price                                                  $ 11

Preliminary annual goodwill
   amortization resulting
   from purchase                                                $0.1

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  COOPER INDUSTRIES, INC.

                                                  (Registrant)



Date:  November 6, 2000                           /s/ H. John Riley, Jr.
                                                  ----------------------------
                                                  H. John Riley, Jr.
                                                  Chairman, President and
                                                  Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit No.

  99.1 Company press release dated November 6, 2000 titled "Cooper Industries Acquires UK Manufacturer Willsher & Quick"